SCOUT
REGIONAL
FUND


A no-load mutual fund
that seeks long-term
growth of both capital
and income by investing
in smaller regional
companies.


Annual Report
June 30, 1998


TO THE SHAREHOLDERS

For the three months ended June 30, 1998, Scout Regional Fund investors had a total return (price change and reinvested distributions) of - 3.81%. The Fund ended the period at $11.76 per share.

The decline was in line with the results for small capitalization stocks in general. The Value Line Index and the Russell 2000 Index were -4.32% and -4.59%, respectively, and the Lipper Small Company Fund Index ended -3.87%.

Small-cap stocks have not performed as well as their blue-chip counterparts for more than four years. Enthusiasm for the small shares resurfaced temporarily in August 1997, but faded again when the Asian crisis caused liquidity fears to rise. Historically, small-cap stocks trade at premiums to large stocks because their earnings grow faster.

However, as the table in this report shows, the reverse is true today. The average price-to-earnings ratio of the $230-340 million market capitalization companies is below its 1983 level. Small-cap stocks now trade 22% below large caps. Only in 1990 did the small companies trade at a greater differential (25-30% below large caps).

We believe the stocks of companies headquartered in the Fund's eight states (Missouri, Kansas, Arkansas, Oklahoma, Iowa, Nebraska, Colorado and Illinois) generally offer stronger fundamentals, but are undervalued and underappreciated to a greater degree than those in other regions. Historically, the stocks in your Fund have performed better than small-cap indices after cash reserve levels are excluded.

For the six months ended June 30, 1998, shareholders received an ordinary income dividend of $.08 per share and a long-term capital gain of $.35 per share.

For corporate shareholders, 40.54% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate you as a valued shareholder of Scout Regional Fund and encourage your questions and comments.

Sincerely,

/s/David B. Anderson
David B. Anderson
UMB Investment Advisors

CHART - HYPOTHETICAL GROWTH OF $10,000
as of June 30, 1998
SCOUT REGIONAL FUND vs Lipper Small Co. Index*
SOURCE: UMB Investment Advisors
*Unmanged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).
For illustrative purposes only; may not represent your returns.

CHART - LARGEST 3000 U.S. EQUITIES
                                            Total           MEDIAN VALUATION
    Market  Number      Market    Market    Percent of
    Cap.    of          Cap.      Cap.      Total         Current   June 1983**
    Decile  Companies   Range     (Bill)    Mkt. Cap.     P/E       P/E
    1       300          >$7.2B     $8125   68.2%         22.5      12.9X
    2       300       $3.3-7.2B     $1450   12.2%         21.0      13.0
    3       300       $1.9-3.3B      $750    6.3%         20.1      13.3
    4       300       $1.2-1.9B      $475    4.0%         19.8      12.9
    5       300      $940M-1.2B      $325    2.7%         19.2      13.4
    6       300       $700-940M      $245    2.1%         19.4      13.9
    7       300       $640-700M      $190    1.6%         20.0      14.5
    8       300       $430-540M      $145    1.2%         18.0      15.0
    9       300       $340-430M      $115    1.0%         17.9      16.5
   10       300       $230-340M       $85     0.7%        16.5      17.0
 TOTALS    3000                    $11905   100.0%
					             	**Small Cap Peak
        B=Billion               Top 100 Companies:       23.6x
        M=Million               Bottom 1500:             18.5x
The Leuthold Group Copyright 1998

CHART - COMPARATIVE RATES OF RETURN
as of June 30, 1998
                                2 1/2     4 1/2     6 1/2     Obj. Chg.
                                Years     Years     Years
Scout Regional Fund             14.96%    12.69%    11.36%    10.87%
Scout Regional Fund Equities    18.94%    15.74%    16.24%    15.07%
Lipper Small Co. Fund Index*    14.11%    14.27%    14.26%      N.A.
Russell 2000*                   17.51%    15.16%    16.23%      N.A.

Scout Regional Fund's average annual compound returns for 1-, 5- and 10-year periods ended June 30, 1998, are 14.42%, 12.73% and 8.59%, respectively.
Performance data contained in this report are for past periods only. Past performance is not indicative of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.
The Fund's investment objective was changed August 16, 1991.
*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).


CHART - TOP 10 EQUITY HOLDINGS
                                                Market          Percent
                                                Value (000's)   of Total
Instituform Technologies, Inc., CL. A         $ 1,177           2.43%
Kellwood Co.                                    1,073           2.22%
Harmon Industries, Inc.                         1,069           2.21%
Williams Companies, Inc.                        1,011           2.09%
MYR Group, Inc.                                   952           1.97%
NPC International, Inc. CL. B                     919           1.90%
CPI Corp.                                         905           1.87%
BHA Group, Inc.                                   878           1.81%
Aliant Communications, Inc.                       878           1.81%
Federal Signal Corp.                              851           1.76%
Top 10 Equity Holdings Total:                 $ 9,713          20.07%
NOTE: All market values based on June 30, 1998, statement of assets.

CHART - FUND DIVERSIFICATION
Transportation & Service         1.0%
Consumer Cyclical               17.4%
Consumer Staples                16.0%
Energy                           6.6%
Financial                        1.5%
Capital Goods                   14.5%
Technology                       1.9%
Utilities                       13.8%
Cash Equivalents                18.1%
Basic Materials                  9.2%
As of June 30, 1998, statement of assets.

CHART - HISTORICAL PER SHARE RECORD

                       INCOME &                       CUMULATIVE**
                NET    SHORT-TERM       LONG-TERM     VALUE PER
                ASSET  GAINS            GAINS         SHARE PLUS
                VALUE  DISTRIBUTION     DISTRIBUTION  DISTRIBUTIONS
12/31/86      $ 10.00  $ 0.08           $  -          $ 10.08
12/31/87         9.87    0.63              -            10.58
12/31/88         8.67    0.72              -            10.10
12/31/89         8.32    0.60              -            10.36
12/31/90         7.61    0.64              -            10.28
12/31/91         8.30    0.29              -            11.26
12/31/92         9.09    0.12              -            12.17
12/31/93         9.49    0.14              -            12.70
12/31/94         9.20    0.20              0.15         12.77
12/31/95        10.11    0.33              0.57         14.57
12/31/96        10.43    0.23              0.69         15.81
12/31/97        11.89    0.26              0.63         18.16
6/30/98*        11.76    0.08              0.35         18.46
*Six-month only. Distributions typically occur in June
 and December.
**Does not assume any compounding of reinvested distributions.
  The Fund's investment objective was changed August 16, 1991. Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS
Statement of Net Assets
June 30, 1998
                                                                Market
        Shares  Company                                         Value

COMMON STOCKS - 81.89%
Basic Materials - 9.24%
        25,000  ACX Technologies*                          $    543,750
	25,000	Cyprus Amax Minerals Co. 			331,250
         2,500  Deltic Timber Corp.                              62,656
        15,000  Falcon Products, Inc.                           189,375
        45,000  Huntco, Inc. Cl. A                              534,375
        40,020  Kinross Gold Corp.*                             130,065
        20,000  Laclede Steel Co.*                               67,500
       117,600  Laidlaw Environmental Svcs.*                    426,300
	60,000	Lawter International, Inc. 			652,500
	21,000	Mallinckrodt Group, Inc. 			623,438
        25,000  Republic Group, Inc.                            525,000
        15,000  Sigma-Aldrich Corp.                             526,875
                                                              4,613,084
Capital Goods - 14.52%
        25,000  Atchison Casting Co.                            446,875
        15,000  Baldor Electric                                 365,625
        53,240  BHA Group, Inc.                                 878,460
        35,000  Federal Signal Corp.                            850,937
        45,000  Harmon Industries, Inc                        1,068,750
        85,000  Instituform Technologies, Inc., Cl. A*        1,176,719
        75,000  Isco, Inc.                                      600,000
        50,000  Layne Christensen Co.*                          618,750
        68,333  MYR Group, Inc.                                 952,391
         5,000  Paul Mueller Co.                                193,750
        10,000  Trion, Inc.                                      55,000
         2,000  Valmont Industries, Inc.                         39,938
                                                              7,247,195
Consumer Cyclical - 17.41%
        70,000  B.I., Inc.                                      656,250
        16,500  Bandag, Inc.                                    643,500
        10,000  Belden, Inc.                                    306,250
        10,000  Block (H & R), Inc.                             421,250
        15,000  Brown Group, Inc.                               298,125
	24,000	Caseys General Stores, Inc. 			397,500
        37,500  Clarcor, Inc.                                   787,500
         6,000  Dillards, Inc.                                  248,625
        12,000  Donnelley (R.R.) & Sons                         549,000
	37,925	Flexsteel Industries, Inc. 			530,950
        30,000  Kellwood Co.                                  1,072,500
        30,000  Lawson Products                                 772,500
        10,000  Lee Enterprises, Inc.                           306,250
         8,500  Maytag Corp.                                    419,687
        35,000  O'Sullivan Industries Holdings, Inc.*           490,000
         8,000  Pharmerica, Inc.*                                96,500
        18,000  Rival Co.                                       243,000
        60,000  Stimsonite Corp.*                               450,000
                                                              8,689,387
Consumer Staples - 16.00%
	20,000	Alberto-Culver Co. Cl. A			507,500
        40,000  Angelica Corp.                                  840,000
	35,000	Beverly Enterprises, Inc. 			483,438
        21,000  Brunswick Corp.                                 519,750
        38,000  CPI Corp.                                       904,875
        30,000  I B P, Inc.                                     543,750
        14,000  Medpartners, Inc.*                              112,000
	25,000	Midwest Grain Products, Inc.* 			362,500
	75,000	NPC International, Inc. Cl. B* 			918,750
        85,000  Sanfilippo (John B & Son), Inc.*                414,375
        22,000  Sealright Co.*                                  283,250
        35,000  Stuart Entertainment, Inc.*                      41,563
        85,000  TCBY Enterprises, Inc.                          780,937
	41,300	VICORP Restaurants, Inc.* 			634,987
	50,000	Winnebago Industries, Inc. 			637,500
                                                              7,985,175
Energy - 6.59%
	20,000	Helmerich & Payne, Inc. 			445,000
        10,000  Kerr-McGee Corp.                                578,750
        35,000  Maverick Tube Corp.*                            406,875
        15,000  Murphy Oil Corp.                                760,313
	72,000	Southwestern Energy Co. 			661,500
         5,000  St. Mary Land & Exploration  Co.                120,625
        10,000  Ultramar Diamond Sharmock Corp.                 315,625
                                                              3,288,688
Financial - 1.48%
        16,500  Brenton Banks                                   337,219
         1,500  Commerce Bancshares, Inc.                        73,219
           700  Kansas City Life Insurance Co.                   63,700
         9,000  Old Republic International Corp.                263,812
                                                                737,950
Technology - 1.93%
         7,000  DII Group, Inc.*                                119,438
        35,000  Exabyte Corp.*                                  292,031
        40,000  Fansteel, Inc.*                                 350,000
         8,000  Molex, Inc.                                     200,000
                                                                961,469
Transportation & Service - 0.95%
	25,000	Werner Enterprises, Inc. 			476,562

Utilities - 13.77%
	32,000	Aliant Communications, Inc. 			878,000
        12,000  Ameren Corp.                                    477,000
         8,000  Calenergy, Inc.                                 240,500
	40,000	Empire District Electric Co. 			835,000
	17,430	Interstate Energy Corp. 			566,475
	10,000	Kansas City Power & Light Co.  			290,000
        30,000  Laclede Gas Co.                                 735,000
	35,000	St. Joseph Light & Power Co. 			651,875
        16,000  Utilicorp United, Inc.                          603,000
	15,000	Western Resources, Inc. 			582,187
        29,970  Williams Companies, Inc.                      1,011,488
                                                              6,870,525
        TOTAL COMMON STOCK (Cost $33,263,040) - 81.89%       40,870,035

Short-Term Corporate Notes - 9.99%
$     500,000  Aluminum Company of America,
                5.52%, due August 3, 1998                       497,393
      500,000  Becton Dickenson,
                5.62%, due July 15, 1998                        498,829
      500,000  Chevron USA Inc.,
                5.50%, due August 14, 1998                      496,563
      500,000  General Mills Inc.,
                5.53%, due July 2, 1998                         499,846
      500,000  Heinz Co.,
                5.53%, due August 10, 1998                      496,851
      500,000  International Business Machines,
                5.48%, due July 2, 1998                         499,848
      500,000  Lucent Technologies Inc.,
                5.48%, due August 7, 1998                       497,108
      500,000  Proctor & Gamble Co.,
                5.47%, due July 10, 1998                        499,240
      500,000  Progress Capital Co.,
                5.51%, due July 1, 1998                         499,924
      500,000  Sara Lee Corp.,
                5.75%, due July 7, 1998                         499,441
TOTAL SHORT-TERM CORPORATE NOTES (Cost $4,985,043) - 9.99%    4,985,043

GOVERNMENT SPONSORED ENTERPRISES - 3.97%
      500,000  Federal Home Loan Mortgage Corporation,
                5.35%, due October 2, 1998                      493,015
      500,000  Federal Home Loan Mortgage Corporation,
                5.40%, due October 6, 1998                      492,650
    1,000,000  Federal National Mortgage Association,
                5.39%, due July 30, 1998                        995,508
TOTAL GOVERNMENT SPONSORED ENTERPRISES
(Cost $1,981,173) - 3.97%                                     1,981,173


     Face                                                       Market
     Amount   Description                                       Value

REPURCHASE AGREEMENT (Cost $570,000) - 1.14%
$    570,000  Northern Trust Co., 5.55%, due July 1, 1998
               (Collateralized by U.S. Treasury Notes,
               5.75%, due September 30, 1999)              $    570,000

TOTAL INVESTMENTS (Cost $40,799,256) - 96.99%                48,406,251

Other assets less liabilities - 3.01%                         1,502,598

TOTAL NET ASSETS - 100.00%
	(equivalent to $11.76 per share;
        10,000,000 shares of $1.00 par value
	value capital shares authorized;
        4,245,301 shares outstanding)                      $ 49,908,849


For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $40,799,256.
Net unrealized appreciation for federal income tax purposes was $7,606,995, which is comprised of unrealized appreciation of $11,183,284 and unrealized depreciation of $3,576,289.
*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 1998

ASSETS:
  Investment securities, at market value
    (identified cost $40,799,256)                                 $ 48,406,251
  Cash                                                                   1,085
  Dividends receivable                                                  71,513
  Receivable for investments sold                                    1,430,000
    Total assets                                                    49,908,849
NET ASSETS                                                        $ 49,908,849

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                     $ 40,407,682
  Accumulated undistributed income:
    Net investment income                                               89,565
    Net realized gain on investment transactions                     1,804,607
  Net unrealized appreciation on investments                         7,606,995
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                       $ 49,908,849

Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                        4,245,301

NET ASSET VALUE PER SHARE                                         $      11.76

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Operations
Year Ended June 30, 1998

INVESTMENT INCOME:
  Income:
    Dividends                                                     $    809,790
    Interest                                                           454,700
                                                                     1,264,490
  Expenses:
    Management fees                                                    426,268
    Government fees                                                     25,055
                                                                       451,323
      Net investment income                                            813,167

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions                     4,721,775
  Increase in net unrealized appreciation on investments               996,291
    Net realized and unrealized gain on investments                  5,718,066
    Net increase in net assets resulting from operations          $  6,531,233

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statements of Changes in Net Assets
For the Years Ended June 30, 1998 and 1997

                                                                          1998          1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                           $    813,167    $    962,801
  Net realized gain from investment transactions                     4,721,775       2,069,833
  Increase in net unrealized appreciation on investments               996,291       3,684,662
    Net increase in net assets resulting from operations             6,531,233       6,717,296

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                               (890,559)       (794,637)
  Net realized gain from investment transactions                    (3,299,092)     (2,332,298)
    Decrease in net assets from distributions                       (4,189,651)     (3,126,935)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,338,087 and 1,395,135 shares sold                 16,176,319      14,709,173
  Net asset value of 222,022 and 176,123 shares issued for
    reinvestment of distributions                                    2,577,097       1,875,551
                                                                    18,753,416      16,584,724
  Cost of 1,644,021 and 1,278,012 shares redeemed                  (19,703,169)    (13,559,225)
    Net increase (decrease) in net assets from
      capital share transactions                                      (949,753)      3,025,499
      Net increase in net assets                                     1,391,829       6,615,860

NET ASSETS:
  Beginning of year                                                 48,517,020      41,901,160
  End of year (including undistributed net investment income
    of $89,565 and $166,958, respectively)                        $ 49,908,849    $ 48,517,020

*Distributions to shareholders:
   Income dividends per share                                     $       0.22    $       0.18
   Capital gains distribution per share                           $       0.81    $       0.53

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1998 (excluding repurchase agreements and short-term securities), were as follows:

                                                Other than
                             U.S. Government    U.S. Government
                             Securities         Securities
Purchases                    $  7,004,825       $ 4,927,682
Proceeds from sales            12,955,291         3,000,000

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT EVENT - Subsequent to the Fund's year-end, the Fund name will change to UMB Scout Regional Fund, Inc.


FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

                                                            Years Ended   January 1, 1996           Years Ended
                                                             June 30,        to                     December 31,
                                                           1998     1997   June 30, 1996*          1995     1994
Net asset value, beginning of period                    $ 11.21  $ 10.38  $ 10.11               $  9.20  $  9.49

  Income from investment operations:
    Net investment income                                  0.20     0.22     0.10                  0.19     0.18
    Net realized and unrealized gains
      or (losses) on securities                            1.38     1.32     0.67                  1.62   (0.12)
  Total from investment operations                         1.58     1.54     0.77                  1.81     0.06

  Distributions from:
    Net investment income                                (0.22)   (0.18)   (0.10)                (0.19)   (0.18)
    Net realized gain on investment transactions         (0.81)   (0.53)   (0.40)                (0.71)   (0.17)
  Total distributions                                    (1.03)   (0.71)   (0.50)                (0.90)   (0.35)
Net asset value, end of period                          $ 11.76  $ 11.21  $ 10.38               $ 10.11  $  9.20
Total return                                                14%      15%      15%                   20%       1%

Ratios/Supplemental Data
Net assets, end of period (in millions)                 $    50  $    49  $    42               $    36  $    28
Ratio of expenses to average net assets                   0.85%    0.87%    0.86%                 0.89%    0.91%
Ratio of net investment income to average net assets      1.54%    2.09%    1.94%                 1.95%    1.95%
Portfolio turnover rate                                     13%      20%      29%                   37%      27%
Average commission rate**                               $ .0469  $ .0496  $ .0477                  -       -

*Ratios for this period of operation are annualized.
**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of Scout Regional Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout Regional Fund, Inc., including the statement of net assets, as of June 30, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1998, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout Regional Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1998


This report has been prepared for the information of the Shareholders of Scout Regional Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Martin A. Cramer, Vice President & Secretary
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania

Custodian
 UMB Bank, n.a., Kansas City, Missouri

SCOUT FUNDS
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com

Underwriter & Distributor: Jones & Babson, Inc., Kansas City, Missouri


JB23B                           8/98